UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2023

WESTERN NEW ENGLAND BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street Westfield, Massachusetts (Address of principal executive offices)	01085 (zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	WNEB	NASDAQ

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 11, 2023, Western New England Bancorp, Inc., (the “Company) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 22,328,211 shares of common stock eligible to be voted at the Annual Meeting and 18,741,287 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders elected the nominees listed in Proposal 1, approved Proposals 2 and 4, and voted for “every 1 year” for Proposal 3. Proposals 1, 2, 3 and 4 are detailed in the Company’s Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on March 31, 2023. The final results of voting on each of the proposals are as follows:

Proposal 1: Consideration and vote upon a proposal to elect four Directors of the Company for a three-year term expiring in 2026.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Laura J. Benoit	14,995,781	235,368	3,510,138
Donna J. Damon	14,949,732	281,417	3,510,138
Lisa G. McMahon	14,810,452	420,697	3,510,138
Steven G. Richter	15,119,582	111,566	3,510,139

Proposal 2: Consideration and approval of a non-binding advisory resolution on the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,731,602	328,588	170,956	3,510,141

Proposal 3: Consideration and approval of a non-binding advisory vote on the frequency of an advisory vote on the compensation of the Company’s Named Executive Officers.

Every 1 Year	Every 2 Years	Every 3 Years	Vote Abstain	Broker Non-Votes
12,456,599	97,159	2,531,619	145,770	3,510,140

Based on the results of the vote, and consistent with the recommendation of the Board of Directors of the Company, the Board of Directors of the Company has determined to hold an advisory vote on the executive compensation of the Company’s Named Executive Officers each year until the next required advisory vote on the frequency of advisory votes on executive compensation.

Proposal 4: Consider and vote upon a proposal for the ratification of the appointment by the Company’s Board of Directors of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
18,363,447	218,085	159,755	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN NEW ENGLAND BANCORP, INC.

By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Chief Financial Officer

Dated: May 11, 2023